EXHIBIT 1

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13d-1(f)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.


Dated: February 9, 2000


MALTA PARTNERS, L.P.                        MALTA HEDGE FUND, L.P.


By: SOAM Holdings, LLC,                     By: SOAM Holdings, LLC,
    the sole general partner                    the sole general partner


By: /s/ Terry Maltese                       By: /s/ Terry Maltese
    -------------------------------             --------------------------------
        Terry Maltese                               Terry Maltese
        President                                   President


MALTA PARTNERS II, L.P.                     MALTA HEDGE FUND II, L.P.


By: SOAM Holdings, LLC,                     By: SOAM Holdings, LLC,
    the sole general partner                    the sole general partner


By: /s/ Terry Maltese                       By: /s/ Terry Maltese
    -------------------------------             -------------------------------
        Terry Maltese                               Terry Maltese
        President                                   President


MALTA OFFSHORE, LTD.                        Sandler O'Neill Asset Management LLC
By: Sandler O'Neill Asset Management LLC

By: /s/ Terry Maltese                       By: /s/ Terry Maltese
    -------------------------------             --------------------------------
        Terry Maltese                               Terry Maltese
        President                                   President


SOAM Holdings, LLC                          Terry Maltese

By: /s/ Terry Maltese                       /s/ Terry Maltese
    -------------------------------         ------------------------------------
        Terry Maltese                           Terry Maltese
        President

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